UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners
Variable Adjustable Rate
Income Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	25

Statement of operations	26

Statements of changes in net assets	27

Financial highlights	28

Notes to financial statements	29

Report of independent registered public accounting firm	42

Additional information	43

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to

Legg Mason Partners Variable Adjustable Rate Income Portfolio   I

Letter from the chairman continued

reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

During the 12-month reporting period ended October 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. At one point in September, the yield available from the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended October 31, 2008, two-year Treasury yields fell from 3.94% to 1.56%. Over the same time frame, 10-year Treasury yields moved from 4.48% to

II   Legg Mason Partners Variable Adjustable Rate Income Portfolio

4.01%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 0.30%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended October 31, 2008. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September and October 2008. During those two months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01% and -15.34%, respectively. Over the 12 months ended October 31, 2008, the Index returned -25.69%.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Partners Variable Adjustable Rate Income Portfolio   III

Letter from the chairman continued

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

IV   Legg Mason Partners Variable Adjustable Rate Income Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Portfolio normally invests at least 80% of the value of its net assets in adjustable rate securities or other investments with similar economic characteristics. The Portfolio may also invest up to 20% of its net assets in fixed rate debt securities. The Portfolio is also permitted to invest up to 20% of its assets, including any borrowings, in investments that are rated below investment grade or, if unrated, which we deem to be of comparable credit quality. The securities in which the Portfolio may invest include mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, mortgage-related derivatives, U.S. government securities, bank loan securities and corporate debt securities. The Portfolio seeks to achieve low volatility of NAV by diversifying the Portfolio’s assets among investments we believe will, in the aggregate, be resistant to significant fluctuations in market value.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.94% and 4.48%, respectively. Treasury yields moved lower—and their prices moved higher—toward the end of 2007 and during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified in September and October 2008 given the severe disruptions in the global financial markets. During this time, virtually every asset class,

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   1

Portfolio overview continued

with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 1.56% and 4.01%, respectively.

The Fed attempted to stimulate economic growth by cutting the federal funds rateiii from 5.25% to 2.00% from September 2007 through April 2008. It then held rates steady until October 2008, citing inflationary pressures triggered by soaring oil prices. However, with the global economy moving toward a recession, oil prices falling sharply, and the financial markets in disarray, the Fed lowered interest rates twice in October 2008. The first cut occurred on October 8th, as the Fed and several other central banks around the world lowered rates in a coordinated effort. At that time, the Fed reduced the federal funds rate from 2.00% to 1.50%. Three weeks later, at its regularly scheduled meeting on October 29th, the Fed lowered rates from 1.50% to 1.00%. The Fed also left the door open to further actions, saying: “The Committee will monitor economic and financial developments carefully and will act as needed to promote sustainable economic growth and price stability.”

Q. How did we respond to these changing market conditions?
A. Market conditions were challenging in the 12-month reporting period, which affected performance. Many asset prices remained well below their fundamental value as a result of market fears. We underestimated the degree to which the entire financial superstructure would decline. Despite the difficult market environment, we believed that our focus on spread sectors, such as agency pass-through mortgages and corporate bonds, was still valid.

Performance review

For the 12 months ended October 31, 2008, Legg Mason Partners Variable Adjustable Rate Income Portfolio1 returned -16.19%. The Portfolio’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexiv, returned 2.85% for the same period. The Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average2 returned -2.03% over the same time frame.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Portfolio’s Lipper category.

2   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

PERFORMANCE SNAPSHOT as of October 31,2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Adjustable Rate Income Portfolio[1]	-11.01%	-16.19%

Citigroup 6-Month U.S. Treasury Bill Index	0.99%	2.85%

Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average[2]	-3.02%	-2.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended October 31, 2008 was 6.11%. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield would have been 5.78%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated February 28, 2008, as supplemented June 6, 2008, the gross total operating expense ratio was 1.40%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%. This expense limitation may be reduced or terminated at any time.

Q. What were the leading contributors to performance?
A. Overall, our tactically-driven durationv posture contributed to performance as did our positioning in anticipation of the yield curvevi steepening as the spread between two- and 10-year Treasury yields widened.

Q. What were the leading detractors from performance?
A. The Portfolio’s high-yield and investment grade positions significantly underperformed over the past year. In particular, our Financials positions were hit the hardest as a number of bankruptcies, bailouts and mergers swept through the sector. The credit crises, which had originally been
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds for the six-month period and among the 39 funds for the 12-month period in the Portfolio’s Lipper category.

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Portfolio overview continued

isolated to the Financials sector, significantly impacted the broad market in September and October 2008. Our Industrials bonds struggled from disruptions and seizures in short-term lending markets while Utilities fell due to falling oil and energy prices. We held a significant amount of high-quality structured product bonds that reached new lows amid all of the market turmoil. Fundamentals continued to be weak, headlined by home price declines and higher delinquencies, defaults and loss severities. Market volatility and panic selling reached new heights. The Portfolio’s agency mortgages were also hit hard as these securities were chosen by managers to sell in order to meet margin calls stemming from the loss in value of other securities. Our emphasis on lower coupon agency mortgage-backed securities further detracted from performance as spreads and volatility spiked.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes to the Portfolio during the reporting period.

Thank you for your investment in Legg Mason Partners Variable Adjustable Rate Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2008

4   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. Please refer to pages 11 through 24 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2008 were: Collateralized Mortgage Obligations (33.3%%), Asset-Backed Securities (20.8%), U.S. Government & Agency Obligations (20.5%), Mortgage-Backed Securities (15.3%) and Corporate Bonds & Notes (10.7%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, the Portfolio is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Adjustable rate securities are subject to additional risks. The Portfolio may invest in high-yield bonds which are rated below investment grade and carry more risk than higher-rated securities. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

[v]	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   5

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

6   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(11.01)%	$1,000.00	$889.90	1.00%	$4.75

[1]	For the six months ended October 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio expenses (unaudited) (continued)

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.11	1.00%	$5.08

[1]	For the six months ended October 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 10/31/08	(16.19)%

Five Years Ended 10/31/08	(1.47)

Inception* through 10/31/08	(1.41)

CUMULATIVE TOTAL RETURN†

Inception date of 9/12/03 through 10/31/08	(7.04)%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is September 12, 2003.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO VS. CITIGROUP 6-MONTH U.S. TREASURY BILL INDEX† — September 12, 2003 — October 2008

†	Hypothetical illustration of $10,000 invested in Legg Mason Partners Variable Adjustable Rate Income Portfolio at inception on September 12, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Index return beginning 9/30/2003.

10   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Schedule of investments
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 33.3%

	Banc of America Mortgage Securities Inc.:

$15,880	5.137% due 7/25/33(a)	$15,886

12,156	6.740% due 2/25/34(a)	11,630

102,829	4.446% due 2/25/35(a)	84,210

35,010	Bear Stearns Alternate-A Trust, 4.099% due 11/25/34(a)	19,532

	Bear Stearns ARM Trust:

66,874	6.461% due 2/25/35(a)	48,353

236,016	4.743% due 8/25/35(a)	175,984

203,425	Bear Stearns Asset-Backed Securities Trust, 3.859% due 10/25/33(a)	181,849

154,380	Bear Stearns Second Lien Trust, 3.479% due 12/25/36(a)(b)	96,502

	Countrywide Alternative Loan Trust:

163,415	4.508% due 7/20/35(a)	103,490

437,011	3.589% due 11/20/35(a)	243,428

204,780	3.529% due 1/25/36(a)	125,487

67,676	3.509% due 6/25/37(a)	37,993

194,132	3.469% due 6/25/46(a)	114,388

275,002	3.449% due 9/25/46(a)	135,628

428,601	3.419% due 2/25/47(a)	232,629

	Countrywide Home Loan Mortgage Pass-Through Trust:

69,315	3.759% due 12/25/17(a)	67,718

29,684	4.928% due 6/19/31(a)	29,655

198,696	Countrywide Home Loans, 3.509% due 3/25/36(a)	112,603

242,015	Deutsche Mortgage Securities Inc., 3.709% due 6/25/34(a)	222,202

	Federal National Mortgage Association (FNMA):

118,186	3.559% due 10/25/35(a)(c)	111,126

	Grantor Trust:

204,768	5.566% due 10/25/40(a)(c)	209,042

78,910	5.770% due 3/25/42(a)(c)	74,364

	REMIC Trust:

110,660	3.839% due 3/25/27(a)(c)	100,566

29,199	3.559% due 1/25/34(a)(c)	28,155

177,920	PAC, 3.659% due 8/25/33(a)(c)	169,795

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   11

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Whole Loan:

$51,203	3.609% due 9/25/42(a)(c)	$50,606

52,890	5.823% due 1/25/43(a)(c)	50,580

165,069	First Horizon Alternative Mortgage Securities, 5.859% due 2/25/36(a)	109,358

	Harborview Mortgage Loan Trust:

364,512	4.608% due 9/19/35(a)	212,566

241,263	5.048% due 2/19/36(a)	148,586

138,965	4.458% due 11/19/46(a)	84,374

429,545	4.428% due 1/25/47(a)	232,027

343,636	4.448% due 1/25/47(a)	113,093

343,636	4.478% due 1/25/47(a)	133,998

	IMPAC CMB Trust:

25,958	4.259% due 10/25/33(a)	24,307

238,415	3.519% due 11/25/35(a)	128,110

69,882	IMPAC Secured Assets Corp., 3.659% due 11/25/34(a)	42,096

258,895	Indymac Index Mortgage Loan Trust, 5.362% due 10/25/35(a)	169,052

55,985	Lehman Structured Securities Corp., 3.599% due 9/26/45(a)(b)	53,951

268,577	Lehman XS Trust, 3.519% due 2/25/46(a)	145,081

163,308	MASTR Alternative Loans Trust, PAC, 3.659% due 11/25/33(a)	150,630

28,019	MASTR ARM Trust, 6.003% due 12/25/33(a)	18,913

154,666	Merrill Lynch Mortgage Investors Trust, 4.487% due 2/25/35(a)	135,064

157,994	New York Mortgage Trust Inc., 3.589% due 8/25/35(a)	142,844

400,000	Residential Accredit Loans Inc., 3.464% due 9/25/46(a)	203,789

	Residential Asset Securitization Trust, PAC:

44,793	3.709% due 11/25/33(a)	39,915

187,577	3.659% due 5/25/34(a)	158,793

74,929	3.609% due 8/25/34(a)	74,239

64,543	Residential Funding Mortgage Securities I Trust, 3.659% due 6/25/33(a)	60,750

	Sequoia Mortgage Trust:

6,241	4.513% due 9/20/32(a)	5,318

157,713	4.938% due 6/20/33(a)	136,744

	Structured ARM Loan Trust:

8,467	3.569% due 2/25/34(a)	7,869

16,154	3.529% due 6/25/34(a)	12,390

16,758	4.158% due 11/25/34(a)	13,438

See Notes to Financial Statements.

12   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Structured Asset Mortgage Investments Inc.:

$63,861	4.648% due 12/19/33(a)	$52,925

25,752	6.045% due 8/25/35(a)	16,636

110,695	3.449% due 12/27/35(a)	68,698

110,695	5.384% due 12/27/35(a)	82,789

305,417	3.449% due 7/25/46(a)	159,703

137,579	3.459% due 9/25/47(a)	123,342

	Structured Asset Securities Corp.:

42,605	3.799% due 3/25/28(a)	36,404

85,149	4.199% due 8/25/28(a)	72,843

20,037	5.191% due 5/25/32(a)	18,215

65,547	6.222% due 8/25/32(a)	65,461

24,550	3.759% due 4/25/33(a)	21,602

68,471	3.659% due 9/25/33(a)(b)	61,157

107,446	6.024% due 6/25/35(a)(b)(d)	96,701

16,472	Thornburg Mortgage Securities Trust, 3.709% due 3/25/44(a)	15,902

158,512	Wachovia Mortgage Loan Trust LLC, 5.429% due 8/20/35(a)	125,507

	Washington Mutual Alternative Mortgage Pass-Through Certificates:

183,520	3.635% due 5/25/46(a)	99,445

386,380	3.625% due 8/25/46(a)	227,421

	Washington Mutual Inc. Pass-Through Certificates:

158,791	3.659% due 7/25/18(a)	157,911

61,653	5.630% due 11/25/30(a)	54,513

131,496	5.930% due 9/25/36(a)	97,286

51,936	4.065% due 4/25/44(a)	35,488

235,865	3.579% due 8/25/45(a)	138,263

167,310	3.529% due 12/25/45(a)	97,794

	Wells Fargo Mortgage Backed Securities Trust:

130,484	4.615% due 11/25/34(a)	123,493

280,722	PAC, 3.659% due 5/25/33(a)	262,721

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $11,539,236)	7,922,916

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   13

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
ASSET-BACKED SECURITIES — 20.8%

FINANCIALS — 20.8%
	Automobiles — 1.7%
$361,541	AmeriCredit Automobile Receivables Trust, 4.125% due 5/6/12(a)	$332,843

75,858	Capital One Auto Finance Trust, 4.670% due 8/15/11(a)	71,306

	Total Automobiles	404,149
	Diversified Financial Services — 0.3%
	Business Loan Express:

103,780	3.909% due 6/25/28(a)(b)	26,825

38,679	5.510% due 5/15/29(a)(b)	19,636

28,976	4.059% due 1/25/32(a)(b)	19,783

	Total Diversified Financial Services	66,244
	Home Equity — 18.1%
7,920	Ameriquest Mortgage Securities Inc., 3.629% due 9/25/34(a)	7,803

51,175	Argent Securities Inc., 3.649% due 10/25/34(a)	36,344

66,219	Asset-Backed Securities Corp., Home Equity Loan Trust, 5.100% due 11/15/31(a)	57,792

908,825	Bear Stearns Asset-Backed Securities Trust, 3.659% due 9/25/34(a)	815,450

	Bear Stearns Asset-Backed Securities Inc.:

47,918	3.739% due 10/25/33(a)	42,265

202,183	3.709% due 12/25/33(a)	154,243

166,663	3.759% due 11/25/42(a)	136,119

87,027	CDC Mortgage Capital Trust, 3.879% due 1/25/33(a)	59,727

16,327	Cendant Mortgage Corp., 3.809% due 7/25/43(a)(b)	16,194

	Countrywide Asset-Backed Certificates:

217,062	3.709% due 11/25/34(a)	178,419

181,306	3.589% due 7/25/36(a)(b)	135,472

130,637	3.609% due 5/25/46(a)(b)	96,018

74,387	Countrywide Home Equity Loan Trust, 4.850% due 12/15/33(a)	52,794

95,018	EMC Mortgage Loan Trust, 3.809% due 3/25/31(a)(b)	63,662

82,022	GMAC Mortgage Corp. Loan Trust, 3.469% due 11/25/36(a)	32,916

180,000	Green Tree, 7.000% due 4/25/38(a)(b)(d)	174,420

172,728	GSAMP Trust, 3.559% due 5/25/36(a)(b)(d)	122,637

125,663	IXIS Real Estate Capital Trust, 3.629% due 12/25/35(a)	121,559

305,368	Lehman XS Trust, 3.499% due 11/25/46(a)	108,491

161,772	Merrill Lynch Mortgage Investors Trust, 3.539% due 1/25/47(a)	144,069

See Notes to Financial Statements.

14   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Home Equity — 18.1% continued

$390,000	New Century Home Equity Loan Trust, 3.879% due 8/25/34(a)	$256,048

368,900	Option One Mortgage Loan Trust, 4.099% due 2/25/33(a)	289,879

	RAAC Series:

172,728	3.529% due 5/25/36(a)(b)	140,239

157,452	3.509% due 2/25/37(a)(b)	119,726

262,590	3.549% due 1/25/46(a)(b)	183,748

	Renaissance Home Equity Loan Trust:

135,432	3.699% due 8/25/33(a)	101,620

184,435	3.759% due 12/25/33(a)	147,295

72,180	Residential Asset Securities Corp., 3.759% due 7/25/32(a)	55,811

	SACO I Trust:

78,669	3.539% due 11/25/20(a)	57,999

5,607	3.459% due 4/25/35(a)(b)	3,495

29,805	3.519% due 9/25/35(a)	16,182

163,708	3.409% due 4/25/36(a)	36,281

156,876	3.519% due 6/25/36(a)	93,730

19,727	Saxon Asset Securities Trust, 3.759% due 3/25/32(a)	18,347

6,038	Soundview Home Equity Loan Trust, 3.709% due 8/25/31(a)	6,002

4,045	Specialty Underwriting & Residential Finance Trust, 3.939% due 1/25/34(a)	3,151

49,197	Structured Asset Investment Loan Trust, 3.939% due 1/25/33(a)	39,202

210,035	Truman CDC Loan Trust, 3.689% due 3/25/37(a)(b)(d)	162,712

31,820	Wachovia Asset Securitization Inc., 3.549% due 3/25/33(a)	24,482

	Total Home Equity	4,312,343
	Other — 0.1%
32,405	Lehman XS Trust, 3.409% due 8/25/35(a)	31,410
	Student Loan — 0.6%
142,513	Carrington Mortgage Loan Trust, 3.579% due 10/25/35(a)	135,193

	TOTAL ASSET-BACKED SECURITIES (Cost — $6,469,247)	4,949,339

CORPORATE BONDS & NOTES — 10.7%

CONSUMER DISCRETIONARY — 1.8%
	Auto Components — 0.0%
	Visteon Corp., Senior Notes:

4,000	8.250% due 8/1/10	2,340

9,000	12.250% due 12/31/16(b)	3,105

	Total Auto Components	5,445

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   15

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Auto Components — 0.0% continued
	Automobiles — 0.8%
$200,000	DaimlerChrysler NA, Holding Corp., Medium-Term Notes, 3.643% due 8/3/09(a)	$180,189
	Hotels, Restaurants & Leisure — 0.1%
5,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(e)	37

50,000	Station Casinos Inc., Senior Notes, 6.000% due 4/1/12	18,625

	Total Hotels, Restaurants & Leisure	18,662
	Media — 0.9%
5,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	3,025

15,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	6,825

20,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	16,100

5,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	719

10,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17	2,200

200,000	Viacom Inc., Senior Notes, 3.169% due 6/16/09(a)	189,124

	Total Media	217,993
	Multiline Retail — 0.0%
5,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(f)	4,113

5,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(f)	3,450

	Total Multiline Retail	7,563
	Textiles, Apparel & Luxury Goods — 0.0%
3,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	2,475

	TOTAL CONSUMER DISCRETIONARY	432,327

ENERGY — 2.5%
	Energy Equipment & Services — 0.0%
5,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	3,425
	Oil, Gas & Consumable Fuels — 2.5%
200,000	Anadarko Petroleum Corp., Senior Notes, 3.219% due 9/15/09(a)	188,965

5,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	4,050

10,000	Enterprise Products Operating LP, Subordinated Notes, 7.034% due 1/15/68(a)	6,459

5,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	4,075

40,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	24,000

410,000	Pemex Project Funding Master Trust, Senior Notes, 3.411% due 12/3/12(a)(b)	350,550

See Notes to Financial Statements.

16   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 2.5% continued

	Williams Cos. Inc., Notes:

$10,000	6.051% due 5/1/09(a)(b)	$9,942

10,000	8.750% due 3/15/32	8,168

	Total Oil, Gas & Consumable Fuels	596,209

	TOTAL ENERGY	599,634

FINANCIALS — 3.2%
	Capital Markets — 0.7%
200,000	Kaupthing Bank HF, Senior Notes, 5.750% due 10/4/11(b)(e)	9,000

160,000	Merrill Lynch & Co. Inc., Medium-Term Notes, 4.610% due 5/20/09(a)	155,217

	Total Capital Markets	164,217
	Commercial Banks — 1.5%
200,000	Glitnir Banki HF, Bonds, 4,973% due 1/18/12(a)(b)(e)	7,000

	HSBC Bank PLC, (Credit Linked to JSC Bank TuranAlem), Medium-Term Notes:

200,000	7.333% due 7/20/12(a)(b)	93,060

20,000	8.060% due 8/20/12(a)	10,270

20,000	8.310% due 8/20/12(a)	10,364

200,000	Landsbanki Islands HF, Senior Notes, 3.511% due 8/25/09(a)(b)(e)	7,000

100,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17(b)	59,500

100,000	TuranAlem Finance BV, Bonds, 5.434% due 1/22/09(a)(b)	90,125

100,000	VTB Capital SA, Loan Participation Notes, 4.491% due 11/2/09(a)(b)	82,503

	Total Commercial Banks	359,822
	Diversified Financial Services — 1.0%
10,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 10.681% due 10/1/12(b)	9,550

177,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 5.653% due 2/11/11(a)(d)	141,609

180,000	Residential Capital LLC, Senior Secured Notes, 8.500% due 5/15/10(b)	88,200

	Total Diversified Financial Services	239,359
	Real Estate Management & Development — 0.0%
10,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	2,025

	TOTAL FINANCIALS	765,423

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   17

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
HEALTH CARE — 0.5%
	Health Care Providers & Services — 0.5%
$5,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	$4,300

93,000	HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(f)	75,098

30,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	24,675

5,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(a)(f)	3,525

	Total Health Care Providers & Services	107,598
	Pharmaceuticals — 0.0%
10,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(e)(g)	525

	TOTAL HEALTH CARE	108,123

INDUSTRIALS — 0.2%
	Aerospace & Defense — 0.0%

10,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(f)	5,850

	Airlines — 0.0%

10,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	7,550

	Building Products — 0.1%

20,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 17.016% due 3/1/14	10,900

	Commercial Services & Supplies — 0.0%

10,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	6,050

	Road & Rail — 0.0%

10,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	6,225

	Trading Companies & Distributors — 0.1%

5,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	2,675

10,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)	6,950

	Total Trading Companies & Distributors	9,625

	Transportation Infrastructure — 0.0%

5,000	Swift Transportation Co., Senior Secured Notes, 10.554% due 5/15/15(a)(b)	1,025

	TOTAL INDUSTRIALS	47,225

INFORMATION TECHNOLOGY — 0.0%

	IT Services — 0.0%

10,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	7,050

See Notes to Financial Statements.

18   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
MATERIALS — 0.1%

	Chemicals — 0.0%

$5,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	$2,125

	Containers & Packaging — 0.0%

5,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	3,675

	Metals & Mining — 0.1%

10,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	7,861

5,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(b)	3,425

	Total Metals & Mining	11,286
	Paper & Forest Products — 0.0%
5,000	Appleton Papers Inc., Senior Notes, 8.125% due 6/15/11	3,525

5,000	Smurfit Capital Funding PLC, Senior Debentures, 7.500% due 11/20/25	3,675

	Total Paper & Forest Products	7,200

	TOTAL MATERIALS	24,286

TELECOMMUNICATION SERVICES — 1.7%

	Diversified Telecommunication Services — 1.0%

	Citizens Communications Co.:

5,000	Debentures, 7.050% due 10/1/46	2,150

10,000	Senior Notes, 7.875% due 1/15/27	5,050

25,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	21,500

5,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	2,875

5,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	4,225

20,000	Qwest Communications International Inc., Senior Notes, 6.304% due 2/15/09(a)	19,400

20,000	Qwest Corp., Notes, 6.069% due 6/15/13(a)	14,600

200,000	Telecom Italia Capital, Senior Notes, 5.113% due 7/18/11(a)	158,454

	Total Diversified Telecommunication Services	228,254

	Wireless Telecommunication Services — 0.7%

200,000	Vodafone Group PLC, Notes, 3.090% due 2/27/12(a)	160,248

	TOTAL TELECOMMUNICATION SERVICES	388,502

UTILITIES — 0.7%

	Electric Utilities — 0.1%

40,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(b)(f)	25,200

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   19

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 0.6%

$40,000	AES Corp., Senior Notes, 7.750% due 10/15/15	$31,550

15,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	10,125

20,000	Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	13,100

120,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(b)(f)	75,600

10,000	NRG Energy Inc., Senior Notes, 7.375% due 1/15/17	8,675

	Total Independent Power Producers & Energy Traders	139,050

	TOTAL UTILITIES	164,250

	TOTAL CORPORATE BONDS & NOTES (Cost — $3,906,163)	2,536,820

COLLATERALIZED SENIOR LOANS — 10.5%

CONSUMER DISCRETIONARY — 4.1%

	Media — 2.5%

496,250	Charter Communications, Term Loan B, 4.900% due 3/15/14(a)(f)	373,661

493,719	Idearc Inc., Term Loan B, 4.786% due 11/1/14(a)(f)	213,122

	Total Media	586,783

	Multiline Retail — 1.6%

500,000	Neiman Marcus Group Inc., Term Loan B, 4.422% due 3/13/13(a)(f)	380,157

	TOTAL CONSUMER DISCRETIONARY	966,940

HEALTH CARE — 1.4%
	Health Care Providers & Services — 1.4%
471,497	Health Management Association, Term Loan B, 5.512% due 1/16/14(a)(f)	332,405

MATERIALS — 1.7%

	Paper & Forest Products — 1.7%

474,691	Georgia-Pacific Corp., Term Loan, 4.542% due 12/23/13(a)(f)	395,445

TELECOMMUNICATION SERVICES — 1.8%

	Diversified Telecommunication Services — 1.8%

493,671	Cablevision Systems Corp., Term Loan B, 4.206% due 3/30/13(a)(f)	429,141

UTILITIES — 1.5%

	Independent Power Producers & Energy Traders — 1.5%

422,511	NRG Energy Inc., Term Loan, 5.262% due 2/1/13(a)(f)	367,936

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $3,231,794)	2,491,867

MORTGAGE-BACKED SECURITIES — 15.3%

	FHLMC — 0.6%

131,329	Federal Home Loan Mortgage Corp. (FHLMC), 5.342% due 1/1/27(a)(c)	132,521

See Notes to Financial Statements.

20   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 1.4% continued
	FNMA — 14.7%

	Federal National Mortgage Association (FNMA):

$396,255	5.165% due 9/1/35(a)(c)	$407,346

3,260,000	5.000% due 11/13/38-12/11/38(c)(h)	3,087,466

	Total FNMA	3,494,812

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $3,712,343)	3,627,333

SOVEREIGN BOND — 0.7%

	Russia — 0.7%

192,080	Russian Federation, 7.500% due 3/31/30(b) (Cost — $217,424)	168,190

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 20.5%
	U.S. Government Agencies — 20.5%
	Federal Home Loan Bank (FHLB):

1,000,000	2.733% due 2/10/10(a)	997,259

130,000	Bonds, 3.346% due 1/28/09(a)	130,034

	Federal Home Loan Mortgage Corp. (FHLMC):

	One Year CMT ARM:

92,392	5.589% due 2/1/23(a)(c)	95,049

196,315	5.661% due 4/1/26(a)(c)	198,626

35,645	5.435% due 7/1/29(a)(c)	36,168

56,745	5.665% due 8/1/30(a)(c)	56,761

26,614	6.086% due 10/1/33(a)(c)	26,964

171,743	One Year LIBOR, 4.547% due 5/1/33(a)(c)	172,331

	Federal National Mortgage Association (FNMA):

146,626	12.000% due 4/20/16(c)	173,672

	One Year CMT ARM:

137,739	5.034% due 8/1/15(a)(c)	139,128

121,015	4.534% due 4/1/20(a)(c)	121,335

148,359	5.060% due 11/1/25(a)(c)	151,155

204,506	5.628% due 1/1/26(a)(c)	210,443

236,433	5.548% due 7/1/26(a)(c)	244,587

642,496	5.345% due 5/1/28(a)(c)	649,545

61,380	5.767% due 5/1/28(a)(c)	61,464

111,096	5.824% due 9/1/30(a)(c)	111,891

31,386	4.820% due 9/1/32(a)(c)	31,639

8,729	6.040% due 1/1/33(a)(c)	8,769

27,641	6.126% due 2/1/33(a)(c)	28,278

32,188	4.696% due 5/1/33(a)(c)	32,074

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   21

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	U.S. Government Agencies — 20.5% continued

$111,003	4.713% due 9/1/33(a)(c)	$110,674

	One Year LIBOR:

8,283	6.383% due 1/1/33(a)(c)	8,248

84,917	4.447% due 7/1/33(a)(c)	86,165

57,232	4.073% due 10/1/33(a)(c)	58,717

177,847	4.691% due 10/1/34(a)(c)	178,312

	Six Month LIBOR:

80,327	4.323% due 4/1/33(a)(c)	80,574

36,210	4.229% due 5/1/33(a)(c)	36,671

17,438	4.496% due 6/1/33(a)(c)	17,696

262,824	4.506% due 10/1/34(a)(c)	269,953

	Government National Mortgage Association (GNMA) II, One Year CMT ARM:

58,412	5.375% due 5/20/26(a)	58,630

21,341	5.375% due 5/20/32(a)	21,351

122,682	5.000% due 1/20/35(a)	123,173

147,408	3.625% due 2/20/35(a)	144,598

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $4,856,465)	4,871,934

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.3%

81,490	U.S. Treasury Notes, Inflation Indexed, 2.375% due 1/15/17(i) (Cost — $79,787)	74,333

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $34,012,459)	26,642,732

See Notes to Financial Statements.

22   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENTS — 1.3%
	U.S. Government Agency — 0.5%

$125,000	Federal National Mortgage Association (FNMA), Discount Notes, 2.311% — 2.666% due 12/15/08(c)(i)(j) (Cost — $124,606)	$124,606
	Repurchase Agreement — 0.8%

194,000	Morgan Stanley tri-party repurchase agreement dated 10/31/08, 0.150% due 11/3/08; Proceeds at maturity — $194,002; (Fully collateralized by U.S. government agency obligation, 5.125% due 8/23/10; Market value — $203,896) (Cost — $194,000)	194,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $318,606)	318,606

	TOTAL INVESTMENTS — 113.4% (Cost — $34,331,065#)	26,961,338

	Liabilities in Excess of Other Assets — (13.4)%	(3,182,450)

	TOTAL NET ASSETS — 100.0%	$23,778,888

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Security is currently in default.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Illiquid security.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $34,331,165.

Abbreviations used in this schedule:

ARM — Adjustable Rate Mortgage

CDC — Capital Mortgage

CMB — Cash Management Bill

CMT — Constant Maturity Treasury

GMAC — General Motors Acceptance Corp.

GSAMP — Goldman Sachs Alternative Mortgage Products

LIBOR — London Interbank Offered Rate

MASTR — Mortgage Asset Securitization Transactions Inc.

PAC — Planned Amortization Class

REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   23

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

SCHEDULE OF WRITTEN OPTIONS

		EXPIRATION	STRIKE
CONTRACTS	SECURITY	DATE	PRICE	VALUE
21	Eurodollar Futures, Call	3/16/09	$98.25	$8,400

2	Eurodollar Futures, Call	9/14/09	97.63	2,075

9	Eurodollar Futures, Put	3/16/09	96.50	1,406

4	Eurodollar Futures, Put	3/16/09	97.50	1,800

9	Eurodollar Midcurve 1-Year Futures, Call	12/12/08	98.00	1,294

5	Eurodollar Midcurve 1-Year Futures, Call	12/12/08	97.50	2,352

5	Eurodollar Midcurve 1-Year Futures, Put	12/12/08	96.25	437

5	U.S. Treasury 5-Year Notes Futures, Call	11/21/08	118.00	117

8	U.S. Treasury 5-Year Notes Futures, Call	11/21/08	115.50	1,313

8	U.S. Treasury 5-Year Notes Futures, Put	11/21/08	109.50	313

5	U.S. Treasury 5-Year Notes Futures, Put	11/21/08	112.00	1,563

	TOTAL WRITTEN OPTIONS (Premiums Received — $41,939)			$21,070

See Notes to Financial Statements.

24   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Statement of assets and liabilities
October 31, 2008

ASSETS:

Investments, at value (Cost — $34,331,065)	$26,961,338

Cash	840

Receivable for securities sold	672,154

Interest receivable	148,935

Principal paydown receivable	167

Prepaid expenses	1,465

Total Assets	27,784,899

LIABILITIES:

Payable for securities purchased	3,865,985

Written options, at value (premium received $41,939)	21,070

Investment management fee payable	15,102

Trustees’ fees payable	8,589

Payable to broker — variation margin on open futures contracts	4,778

Payable for Portfolio shares repurchased	2,746

Distribution fees payable	2,140

Accrued expenses	85,601

Total Liabilities	4,006,011

TOTAL NET ASSETS	23,778,888

NET ASSETS:

Par value (Note 4)	$29

Paid-in capital in excess of par value	30,520,149

Undistributed net investment income	969,362

Accumulated net realized loss on investments, futures contracts and written options	(588,952)

Net unrealized depreciation on investments, futures contracts and written options	(7,121,700)

TOTAL NET ASSETS	$23,778,888

Shares Outstanding	2,943,339

Net Asset Value	$8.08

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   25

Statement of operations
For the Year Ended October 31, 2008

INVESTMENT INCOME:

Interest	$1,647,951

EXPENSES:

Investment management fee (Note 2)	179,029

Shareholder reports	121,950

Distribution fees (Note 2)	81,377

Audit and tax	32,679

Legal fees	2,814

Insurance	2,230

Custody fees	1,784

Trustees’ fees	524

Transfer agent fees	105

Miscellaneous expenses	7,373

Total Expenses	429,865

Less: Fee waivers and/or expense reimbursements (Note 2)	(105,104)

Fees paid indirectly (Note 1)	(209)

Net Expenses	324,552

NET INVESTMENT INCOME	1,323,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) from:

Investment transactions	70,658

Futures contracts	(130,128)

Written options	36,341

Net Realized Loss	(23,129)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	(6,895,185)

Futures contracts	247,634

Written options	20,877

Change in Net Unrealized Appreciation/Depreciation	(6,626,674)

Increase From Payment by Affiliate (Note 2)	1,878

NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS	(6,647,925)

DECREASE IN NET ASSETS FROM OPERATIONS	$(5,324,526)

See Notes to Financial Statements.

26   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:

Net investment income	$1,323,399	$1,828,695

Net realized loss	(23,129)	(198,188)

Change in net unrealized appreciation/depreciation	(6,626,674)	(367,487)

Increase from payment by affiliate	1,878	—

Increase (Decrease) in Net Assets From Operations	(5,324,526)	1,263,020

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,750,000)	(1,800,003)

Decrease in Net Assets From Distributions to Shareholders	(1,750,000)	(1,800,003)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	2,995,318	5,890,286

Reinvestment of distributions	1,748,689	1,800,003

Cost of shares repurchased	(12,012,712)	(8,857,057)

Decrease in Net Assets From Portfolio Share Transactions	(7,268,705)	(1,166,768)

DECREASE IN NET ASSETS	(14,343,231)	(1,703,751)

NET ASSETS:

Beginning of year	38,122,119	39,825,870

End of year*	$23,778,888	$38,122,119

* Includes undistributed net investment income of:	$969,362	$1,369,960

See Notes to Financial Statements.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   27

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

	2008	2007	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$10.13	$10.28	$10.18	$10.10	$10.01

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.44	0.49	0.42	0.24	0.09

Net realized and unrealized gain (loss)	(2.01)	(0.17)	(0.01)	(0.05)	0.03

Total income (loss) from operations	(1.57)	0.32	0.41	0.19	0.12

LESS DISTRIBUTIONS FROM:

Net investment income	(0.48)	(0.47)	(0.31)	(0.11)	(0.03)

Total distributions	(0.48)	(0.47)	(0.31)	(0.11)	(0.03)

NET ASSET VALUE, END OF YEAR	$8.08	$10.13	$10.28	$10.18	$10.10

Total return[2]	(16.19)%[3]	3.21%	4.09%	1.87%	1.24%

NET ASSETS, END OF YEAR (MILLIONS)	$24	$38	$40	$38	$24

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.32%	1.22%[4]	1.03%	1.13%	1.31%

Net expenses[5,6]	1.00 [7]	0.92 [4]	0.87	0.98	1.00

Net investment income	4.07	4.62	3.98	2.49	1.19

PORTFOLIO TURNOVER RATE	45%[8]	130%[8]	45%[8]	12%	68%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 0.91%, respectively.

[5]	As a result of a contractual expense limitation, effective October 31, 2005 through February 28, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio did not exceed 1.00%. Prior to October 31, 2005 and effective March 1, 2007, the Portfolio has a 1.00% voluntary expense limitation that may be terminated at any time.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 212%, 150% and 77% for the years ended October 31, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

28   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Adjustable Rate Income Portfolio (the “Portfolio”) is a separate diversified series of the Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   29

Notes to financial statements continued

value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Financial futures contracts. The Portfolio may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Portfolio is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Portfolio recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

30   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   31

Notes to financial statements continued

(g) Credit and market risk. Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(k) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

32   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$26,003	$(26,003)

(a)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%

Next $1 billion	0.525

Next $3 billion	0.500

Next $5 billion	0.475

Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the year ended October 31, 2008, the Portfolio had a voluntary expense limitation in place of 1.00% of the Portfolio’s average daily net assets.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   33

Notes to financial statements continued

During the year ended October 31, 2008, LMPFA waived a portion of its fee in the amount of $60,637.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

During the year ended October 31, 2008, LMPFA recaptured a portion of its fees waived in the amount of $4,359.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Portfolio.

The Trust, on behalf of the Portfolio, has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Portfolio shall pay a fee in the amount not to exceed 0.25% of the average daily net assets of the Portfolio. The fee is calculated daily and paid monthly. The Trust has agreed to waive 0.15% of the Rule 12b-1 distribution plan fees for the Fund. For the year ended October 31, 2008, Rule 12b-1 distribution plan fees of $48,826 were waived for the Fund.

During the year ended October 31, 2008, LMPFA reimbursed the Portfolio in the amount of $1,878 for losses resulting from an investment transaction error.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$2,244,425	$69,040,184

Sales	7,499,957	70,560,950

34   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$51,107

Gross unrealized depreciation	(7,420,934)

Net unrealized depreciation	$(7,369,827)

At October 31, 2008, the Portfolio had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	GAIN
Contracts to Buy:

Eurodollar	41	3/09	$9,963,805	$10,022,450	$58,645

Eurodollar	16	6/09	3,854,380	3,903,200	48,820

Eurodollar	2	9/09	480,848	486,925	6,077

U.S Treasury 2-Year Notes	25	12/08	5,303,609	5,370,703	67,094

					180,636

Contracts to Sell:

U.S. Treasury 5-Year Notes	27	12/08	$3,070,144	$3,057,961	$12,183

U.S. Treasury 30-Year Bonds	8	12/08	939,339	905,000	34,339

					46,522

Net unrealized gain on open futures contracts					$227,158

At October 31, 2008, the Portfolio held TBA securities with a total cost of $3,181,965.

During the year ended October 31, 2008, written option transactions for the Portfolio were as follows:

	NUMBER OF
	CONTRACTS	PREMIUMS
Options written, outstanding October 31, 2007	11	$8,070

Options written	193	91,025

Options closed	(117)	(54,874)

Options expired	(6)	(2,282)

Options written, outstanding October 31, 2008	81	$41,939

4.	Shares of beneficial interest
At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   35

Notes to financial statements continued

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007
Shares sold	326,394	585,146

Shares issued on reinvestment	183,879	182,186

Shares repurchased	(1,330,048)	(879,736)

Net decrease	(819,775)	(112,404)

5.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$1,750,000	$1,800,003

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,031,264

Capital loss carryforward*	(340,825)

Other book/tax temporary differences(a)	(309,929)

Unrealized appreciation/(depreciation)(b)	(7,121,800)

Total accumulated earnings/(losses) — net	$(6,741,290)

*	During the taxable year ended October 31, 2008, the Portfolio utilized $210,612 of its capital loss carryover available from prior years. As of October 31, 2008, the Portfolio had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2014	$(129,511)

10/31/2015	(211,314)

$(340,825)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, differences between book/tax accrual of interest income on securities in default, and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned

36   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   37

Notes to financial statements continued

aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the

38   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   39

Notes to financial statements continued

8.	Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

40   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

9.	Recent accounting pronouncements
On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

* * *

During September, 2008 FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Portfolio’s financial statement disclosures.

Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report   41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Adjustable Rate Income Portfolio, a series of Legg Mason Partners Variable Income Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Adjustable Rate Income Portfolio as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2008

42   Legg Mason Partners Variable Adjustable Rate Income Portfolio 2008 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Variable Adjustable Rate Income Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member-ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member-ships held by Trustee	None

Legg Mason Partners Variable Adjustable Rate Income Portfolio   43

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member-ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member-ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member-ships held by Trustee	None

44   Legg Mason Partners Variable Adjustable Rate Income Portfolio

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member-ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	68

Other board member-ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Adjustable Rate Income Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Independent Consultant (since 2001)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex over-seen by Trustee	68

Other board member- ships held by Trustee	Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

46   Legg Mason Partners Variable Adjustable Rate Income Portfolio

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member-ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member-ships held by Trustee	None

Legg Mason Partners Variable Adjustable Rate Income Portfolio   47

Additional information (unaudited) continued
Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason, 620 Eighth Avenue New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC(“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over-seen by Trustee	148

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason, 55 Water Street New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

TED P. BECKER Legg Mason, 620 Eighth Avenue New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

48   Legg Mason Partners Variable Adjustable Rate Income Portfolio

JOHN CHIOTA Legg Mason, 100 First Stamford Place Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 100 First Stamford Place Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

DAVID CASTANO Legg Mason, 55 Water Street New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

Legg Mason Partners Variable Adjustable Rate Income Portfolio   49

Additional information (unaudited) continued
Information about Trustees and Officers

MATTHEW PLASTINA Legg Mason, 55 Water Street New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Portfolio as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

50   Legg Mason Partners Variable Adjustable Rate Income Portfolio

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Legg Mason Partners Variable Adjustable Rate Income Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
(formerly, PFPC Inc.)
4400 Computer Drive
Westborough,
Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Adjustable Rate Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms
N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Adjustable Rate Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010543 12/08 SR08-720

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $90,500 in 2007 and $95,100 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $16,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $19,900 in 2007 and $11,000 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: December 30, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	December 30, 2008

By:	/s/ Frances M. Guggino (Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust
Date: December 30, 2008